1 Becton Drive
Franklin Lakes, NJ 07417
www.bd.com

News Release

Contact: Patricia A. Spinella, Investor Relations – 201-847-5453 Colleen T. White, Corporate Communications – 201-847-5369

BD ANNOUNCES RESULTS FOR THIRD FISCAL QUARTER

Franklin Lakes, NJ (July 24, 2008) – BD (Becton, Dickinson and Company) (NYSE: BDX) today reported record quarterly revenues of $1.868 billion for the third fiscal quarter ended June 30, 2008, representing an increase of 14.5 percent over the prior year period. This quarter’s revenue growth rate reflects the favorable impact on all segments from foreign currency translation, which overall is estimated to account for nearly 7 percentage points of the increase in quarterly revenues.

"We are pleased that all segments and regions, particularly Europe and Asia, contributed to solid revenue growth," said Edward J. Ludwig, Chairman, President and Chief Executive Officer. "We are also pleased with our operating results, which in part, have enabled us to raise our earnings guidance once again despite continued pressure from increasing raw material costs."

Analyses of Third Quarter and Nine-Month Periods of Fiscal Year 2008 and 2007 Earnings

Reported diluted earnings per share from continuing operations were $1.18 for the third quarter of fiscal 2008 and 95 cents for the third quarter of fiscal 2007. For the nine-month period ending June 30, 2008, reported diluted earnings per share from continuing operations were $3.34. For the nine-

month period ending June 30, 2007, reported diluted earnings per share from continuing operations were $2.38.

The following analysis (Table 1) of diluted earnings per share from continuing operations for the three-month and nine-month periods ended June 30, 2008 and 2007, identifies the specified items that affect comparability of results between periods. As illustrated, diluted earnings per share from continuing operations of $1.18 for the third fiscal quarter of 2008 increased by 20 percent over diluted earnings per share from continuing operations, excluding the specified item, of 98 cents for the third fiscal quarter of 2007. For the nine-month periods, diluted earnings per share from continuing operations of $3.34 for fiscal 2008 increased by 17 percent over comparable fiscal 2007 diluted earnings per share from continuing operations of $2.86, which exclude the specified items.

(Table 1)	Three Months Ended June 30,				Nine Months Ended June 30,
	FY2008	FY2007		% Change	FY2008	FY2007		% Change

Diluted EPS from Continuing Operations:	$1.18	$0.95		24%	$3.34	$2.38		40%

Specified Items:
In-Process Research and Development Charge	-	0.03	(1)		-	0.48	(2)

Diluted EPS from Continuing Operations
Excluding Specified Items:	$1.18	$0.98		20%	$3.34	$2.86		17%

(1)

Represents the effect on diluted earnings per share from continuing operations of the in-process research and development (“IPR&D”) charge recorded in the third quarter of fiscal 2007 related to the Plasso Technology acquisition.

(2)

Represents the effect on diluted earnings per share from continuing operations of the IPR&D charges recorded in the third and first quarters of fiscal 2007 related to the Plasso and TriPath acquisitions, respectively.

Segment Results

In the BD Medical segment, worldwide revenues for the quarter were $1.016 billion, representing an increase of 15 percent from the prior year period. Pharmaceutical Systems and Diabetes Care products led revenue growth in the segment. For the nine-month period ended June 30, 2008, the BD Medical segment reported 12 percent revenue growth.

In the BD Diagnostics segment, worldwide revenues for the quarter were $553 million, representing an increase of 13 percent from the prior year’s quarter. Sales of safety-engineered devices, TriPath products and infectious disease testing systems contributed to revenue growth. For the nine-month period ended June 30, 2008, the BD Diagnostics segment reported 14 percent revenue growth.

In the BD Biosciences segment, worldwide revenues for the quarter were $298 million, representing an increase of 16 percent from the prior year’s quarter. Demand for clinical and research instruments and reagents were the primary growth drivers. For the nine-month period ended June 30, 2008, the BD Biosciences segment reported 16 percent revenue growth.

Geographic Results

Third quarter revenues in the U.S. were $798 million, representing an increase of 4 percent over the prior year period. Revenues outside the U.S. were $1.069 billion, representing an increase of 24 percent over the prior year period, with approximately 13 percentage points of the increase resulting from the favorable impact of foreign currency translation.

For the nine-month period ended June 30, 2008, revenues in the U.S. were $2.372 billion, representing an increase of 6 percent over the prior year period. Revenues outside of the U.S. were $2.948 billion, representing an increase of 20 percent over the prior year period, with approximately 11 percentage points of the increase resulting from the favorable impact from foreign currency translation.

Fiscal 2008 Outlook for Full Year

The Company raised its guidance for full fiscal year 2008 diluted earnings per share from continuing operations to approximately 16 percent from approximately 13 to 14 percent over adjusted diluted earnings per share from continuing operations of $3.84 for the full fiscal year 2007. Reported diluted earnings per share from continuing operations for the full fiscal year 2007 were $3.36, which included 48 cents for in-process research and development charges related to the TriPath and Plasso acquisitions. Excluding these charges, adjusted diluted earnings per share from continuing operations for the full fiscal year 2007 were $3.84.

Conference Call Information

A conference call regarding BD’s third fiscal quarter results and its expectations for the full fiscal year will be broadcast live on BD’s website, www.bd.com/investors, at 10:00 a.m. (EDT) Thursday, July 24, 2008. The conference call will be available for replay on BD’s website, www.bd.com/investors, or at 800-642-1687 (domestic) and 706-645-9291 (international), Conference ID: 52522900, through the close of business on Thursday, July 31, 2008.

This news release contains certain non-GAAP financial measures. A reconciliation of these and other measures to the comparable GAAP measures is included in this release and in the attached financial tables.

About BD

BD is a leading global medical technology company that develops, manufactures and sells medical devices, instrument systems and reagents. The Company is dedicated to improving people's health throughout the world. BD is focused on improving drug delivery, enhancing the quality and speed of diagnosing infectious diseases and cancers, and advancing research, discovery and production of new drugs and vaccines. BD's capabilities are instrumental in combating many of the world's most pressing diseases. Founded in 1897 and headquartered in Franklin Lakes, New Jersey, BD employs approximately 28,000 people in approximately 50 countries throughout the world. The Company serves healthcare institutions, life science researchers, clinical laboratories, the pharmaceutical industry and the general public. For more information, please visit www.bd.com.

***

This press release, including the section entitled “Fiscal 2008 Outlook for Full Year,” contains certain estimates and other forward-looking statements (as defined under Federal securities laws) regarding BD’s performance, including future revenues, earnings per share and income, or events or developments that BD expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to forward-looking statements contained herein, factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: competitive factors; pricing and market share pressures; changes in interest or foreign currency exchange rates; difficulties inherent in product development and delays in product introductions; changes in regional, national or foreign economic conditions; further increases in energy costs and their effect on, among other things, the cost of producing BD’s products; fluctuations in costs and availability of raw materials and in BD’s ability to maintain favorable supplier arrangements and relationships; uncertainties of litigation (as described in BD’s filings with the Securities and Exchange Commission); the effects of potential pandemic diseases; changes in healthcare or other governmental regulation; and issuance of new or revised accounting standards, as well as other factors discussed in this press release and in BD’s filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per share data)

	Three Months Ended June 30,
	2008	2007	% Change

REVENUES	$1,867,587	$1,631,159	14.5

Cost of products sold	917,362	791,071	16.0
Selling and administrative	440,588	412,164	6.9
Research and development	100,071	92,993	7.6
Acquired in-process research and development	-	7,394	NM
TOTAL OPERATING COSTS
AND EXPENSES	1,458,021	1,303,622	11.8

OPERATING INCOME	409,566	327,537	25.0

Interest income	10,956	11,938	(8.2)
Interest expense	(9,017)	(11,598)	(22.3)
Other income, net	(1,285)	1,774	NM

INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES	410,220	329,651	24.4

Income tax provision	112,811	89,182	26.5

INCOME FROM CONTINUING OPERATIONS	297,409	240,469	23.7

(LOSS)/INCOME FROM DISCONTINUED OPERATIONS
NET OF INCOME TAX (BENEFIT)/PROVISION OF
$(197) AND $2,704, RESPECTIVELY	(320)	4,340	NM

NET INCOME	$297,089	$244,809	21.4

EARNINGS PER SHARE

Basic:
Income from continuing operations	$1.22	$0.98	24.5
Income from discontinued operations	$-	$0.02	NM
Net income	$1.22	$1.00	22.0

Diluted:
Income from continuing operations	$1.18	$0.95	24.2
Income from discontinued operations	$-	$0.02	NM
Net income (1)	$1.18	$0.96	22.9

AVERAGE SHARES OUTSTANDING

Basic	244,273	244,918
Diluted	251,648	254,128

NM - Not Meaningful

(1) Total per share amounts may not add due to rounding.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
(Unaudited; Amounts in thousands, except per-share data)

	Three Months Ended June 30,
	2007
	As	Plasso	Excluding
	Reported	IPR&D (1)	Item

Operating Income	$327,537	$7,394	$334,931
as a % of revenues	20.1%		20.5%

Income Taxes	89,182	-	89,182
effective tax rate	27.1%		26.5%

Income from continuing operations	240,469	7,394	247,863
as a % of revenues	14.7%		15.2%

Diluted earnings per share
Income from continuing operations	$0.95	$0.03	$0.98

(1) Represents the acquired in-process research and development charge of $7,394 related to the Plasso acquisition.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per share data)

	Nine Months Ended June 30,
	2008	2007	% Change

REVENUES	$5,320,279	$4,708,607	13.0

Cost of products sold	2,601,016	2,264,544	14.9
Selling and administrative	1,277,828	1,202,879	6.2
Research and development	287,633	259,620	10.8
Acquired in-process research and development	-	122,133	NM
TOTAL OPERATING COSTS
AND EXPENSES	4,166,477	3,849,176	8.2

OPERATING INCOME	1,153,802	859,431	34.3

Interest income	32,489	37,138	(12.5)
Interest expense	(27,455)	(36,152)	(24.1)
Other income, net	252	5,278	NM

INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES	1,159,088	865,695	33.9

Income tax provision	315,147	258,636	21.8

INCOME FROM CONTINUING OPERATIONS	843,941	607,059	39.0

INCOME FROM DISCONTINUED OPERATIONS
NET OF INCOME TAX PROVISION OF
$538 AND $14,066, RESPECTIVELY	880	23,162	NM

NET INCOME	$844,821	$630,221	34.1

EARNINGS PER SHARE

Basic:
Income from continuing operations	$3.45	$2.47	39.7
Income from discontinued operations	$-	$0.09	NM
Net income (1)	$3.46	$2.57	34.6

Diluted:
Income from continuing operations	$3.34	$2.38	40.3
Income from discontinued operations	$-	$0.09	NM
Net income	$3.34	$2.47	35.2

AVERAGE SHARES OUTSTANDING

Basic	244,478	245,296
Diluted	252,944	255,129

NM - Not Meaningful

(1) Total per share amounts may not add due to rounding.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
(Unaudited; Amounts in thousands, except per share data)

	Nine Months Ended June 30, 2007
	As	TriPath	Plasso	Excluding
	Reported	IPR&D (1)	IPR&D (1)	Items

Operating Income	$859,431	$114,739	$7,394	981,564
as a % of revenues	18.3%			20.8%

Income taxes	258,636	-	-	258,636
effective tax rate	29.9%			26.2%

Income from continuing operations	607,059	114,739	7,394	729,192
as a % of revenues	12.9%			15.5%

Diluted earnings per share
Income from continuing operations	$2.38	$0.45	$0.03	$2.86

(1) Represents the acquired in-process research and development charges of $114,739 and $7,394 related to the TriPath and Plasso acquisitions, respectively

	Fiscal Year 2007
	As		Excluding
	Reported	IPR&D (2)	Items

Diluted earnings per share
Income from continuing operations	$3.36	$0.48	$3.84

(2) Represents the acquired in-process research and development charges related to the TriPath and Plasso acquisitions.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Three Months Ended June 30,
	2008	2007	% Change

BD MEDICAL
United States	$401,918	$385,546	4.2
International	614,478	496,440	23.8
TOTAL	$1,016,396	$881,986	15.2

BD DIAGNOSTICS
United States	$280,118	$272,946	2.6
International	273,304	218,579	25.0
TOTAL	$553,422	$491,525	12.6

BD BIOSCIENCES
United States	$116,239	$109,593	6.1
International	181,530	148,055	22.6
TOTAL	$297,769	$257,648	15.6

TOTAL REVENUES
United States	$798,275	$768,085	3.9
International	1,069,312	863,074	23.9
TOTAL	$1,867,587	$1,631,159	14.5

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Nine Months Ended June 30,
	2008	2007	% Change

BD MEDICAL
United States	$1,197,689	$1,146,143	4.5
International	1,650,243	1,406,233	17.4
TOTAL	$2,847,932	$2,552,376	11.6

BD DIAGNOSTICS
United States	$840,695	$781,644	7.6
International	766,050	625,512	22.5
TOTAL	$1,606,745	$1,407,156	14.2

BD BIOSCIENCES
United States	$333,891	$314,942	6.0
International	531,711	434,133	22.5
TOTAL	$865,602	$749,075	15.6

TOTAL REVENUES
United States	$2,372,275	$2,242,729	5.8
International	2,948,004	2,465,878	19.6
TOTAL	$5,320,279	$4,708,607	13.0

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended June 30,
(Unaudited; Amounts in thousands)

	United States
	2008	2007	% Change

BD MEDICAL
Medical Surgical Systems	$243,960	$238,360	2.3
Diabetes Care	102,663	92,116	11.4
Pharmaceutical Systems	49,125	48,692	0.9
Ophthalmic Systems	6,170	6,378	(3.3)
TOTAL	$401,918	$385,546	4.2

BD DIAGNOSTICS
Preanalytical Systems	$144,416	$139,572	3.5
Diagnostic Systems	135,702	133,374	1.7
TOTAL	$280,118	$272,946	2.6

BD BIOSCIENCES
Cell Analysis (1)	$80,186	$71,686	11.9
Discovery Labware	36,053	37,907	(4.9)
TOTAL	$116,239	$109,593	6.1

TOTAL UNITED STATES	$798,275	$768,085	3.9

(1) Cell Analysis consists of the Immunocytometry Systems and the Pharmingen units that were previously reported separately.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)

	International
				% Change
	2008	2007	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$272,064	$233,835	16.3	6.1	10.2
Diabetes Care	97,298	82,754	17.6	4.8	12.8
Pharmaceutical Systems	230,346	168,057	37.1	19.6	17.5
Ophthalmic Systems	14,770	11,794	25.2	12.6	12.6
TOTAL	$614,478	$496,440	23.8	10.6	13.2

BD DIAGNOSTICS
Preanalytical Systems	$146,345	$121,761	20.2	7.5	12.7
Diagnostic Systems	126,959	96,818	31.1	18.4	12.7
TOTAL	$273,304	$218,579	25.0	12.3	12.7

BD BIOSCIENCES
Cell Analysis (1)	$141,889	$115,494	22.9	10.4	12.5
Discovery Labware	39,641	32,561	21.7	8.7	13.0
TOTAL	$181,530	$148,055	22.6	10.0	12.6

TOTAL INTERNATIONAL	$1,069,312	$863,074	23.9	10.9	13.0

(1) Cell Analysis consists of the Immunocytometry Systems and the Pharmingen units that were previously reported separately.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)

	Total
				% Change
	2008	2007	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$516,024	$472,195	9.3	4.2	5.1
Diabetes Care	199,961	174,870	14.3	8.3	6.0
Pharmaceutical Systems	279,471	216,749	28.9	15.4	13.5
Ophthalmic Systems	20,940	18,172	15.2	7.0	8.2
TOTAL	$1,016,396	$881,986	15.2	7.8	7.4

BD DIAGNOSTICS
Preanalytical Systems	$290,761	$261,333	11.3	5.3	6.0
Diagnostic Systems	262,661	230,192	14.1	8.7	5.4
TOTAL	$553,422	$491,525	12.6	6.9	5.7

BD BIOSCIENCES
Cell Analysis (1)	$222,075	$187,180	18.6	10.9	7.7
Discovery Labware	75,694	70,468	7.4	1.4	6.0
TOTAL	$297,769	$257,648	15.6	8.3	7.3

TOTAL REVENUES	$1,867,587	$1,631,159	14.5	7.6	6.9

(1) Cell Analysis consists of the Immunocytometry Systems and the Pharmingen units that were previously reported separately.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Nine Months Ended June 30,
(Unaudited; Amounts in thousands)

	United States
	2008	2007	% Change

BD MEDICAL
Medical Surgical Systems	$729,152	$711,545	2.5
Diabetes Care	298,071	280,255	6.4
Pharmaceutical Systems	151,882	135,961	11.7
Ophthalmic Systems	18,584	18,382	1.1
TOTAL	$1,197,689	$1,146,143	4.5

BD DIAGNOSTICS
Preanalytical Systems	$428,391	$403,211	6.2
Diagnostic Systems	412,304	378,433	9.0
TOTAL	$840,695	$781,644	7.6

BD BIOSCIENCES
Cell Analysis (1)	$225,814	$205,237	10.0
Discovery Labware	108,077	109,705	(1.5)
TOTAL	$333,891	$314,942	6.0

TOTAL UNITED STATES	$2,372,275	$2,242,729	5.8

(1) Cell Analysis consists of the Immunocytometry Systems and the Pharmingen units that were previously reported separately.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Nine Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)

	International
				% Change
	2008	2007	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$766,401	$675,741	13.4	3.7	9.7
Diabetes Care	278,736	234,491	18.9	7.1	11.8
Pharmaceutical Systems	563,969	462,540	21.9	8.3	13.6
Ophthalmic Systems	41,137	33,461	22.9	11.6	11.3
TOTAL	$1,650,243	$1,406,233	17.4	6.0	11.4

BD DIAGNOSTICS
Preanalytical Systems	$408,031	$342,941	19.0	7.5	11.5
Diagnostic Systems	358,019	282,571	26.7	15.8	10.9
TOTAL	$766,050	$625,512	22.5	11.3	11.2

BD BIOSCIENCES
Cell Analysis (1)	$421,095	$339,146	24.2	13.0	11.2
Discovery Labware	110,616	94,987	16.5	5.4	11.1
TOTAL	$531,711	$434,133	22.5	11.4	11.1

TOTAL INTERNATIONAL	$2,948,004	$2,465,878	19.6	8.3	11.3

(1) Cell Analysis consists of the Immunocytometry Systems and the Pharmingen units that were previously reported separately.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Nine Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)

	Total
				% Change
	2008	2007	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$1,495,553	$1,387,286	7.8	3.1	4.7
Diabetes Care	576,807	514,746	12.1	6.7	5.4
Pharmaceutical Systems	715,851	598,501	19.6	9.0	10.6
Ophthalmic Systems	59,721	51,843	15.2	7.9	7.3
TOTAL	$2,847,932	$2,552,376	11.6	5.3	6.3

BD DIAGNOSTICS
Preanalytical Systems	$836,422	$746,152	12.1	6.8	5.3
Diagnostic Systems	770,323	661,004	16.5	11.9	4.6
TOTAL	$1,606,745	$1,407,156	14.2	9.2	5.0

BD BIOSCIENCES
Cell Analysis (1)	$646,909	$544,383	18.8	11.9	6.9
Discovery Labware	218,693	204,692	6.8	1.7	5.1
TOTAL	$865,602	$749,075	15.6	9.1	6.5

TOTAL REVENUES	$5,320,279	$4,708,607	13.0	7.1	5.9

(1) Cell Analysis consists of the Immunocytometry Systems and the Pharmingen units that were previously reported separately.